                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                               September 30, 2004

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:   FLORSHEIM GROUP INC.     CASE NO.      02 B 08209
                 -----------------------               ------------------


                            SUMMARY OF CASH ACCOUNTS

ENDING BALANCE IN:                                           08/31/04        09/30/04
                                                         --------------  --------------
         Associated Bank                                  $  67,235.15    $  36,777.77

         BT Commercial Escrow                               144,008.24      144,008.24

         Shaw Gussis Fishman Glantz Wolfman &
            Towbin LLC - Preference Account                 101,279.07      101,354.64

         Shaw Gussis Fishman Glantz Wolfman &
            Towbin LLC - Preference Account II              204,103.06      425,434.21
                                                         --------------  --------------
         TOTAL                                            $ 516,625.52    $ 707,574.86
                                                         ==============  ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2004

  Date                                           Associated Bank
--------                                         ---------------
09/01/04                                           $         -
09/02/04                                                     -
09/03/04                                                     -
09/04/04                                                     -
09/05/04                                                     -
09/06/04                                                     -
09/07/04                                                     -
09/08/04                                            140,000.00 1)
09/09/04                                                670.00 2)
09/10/04                                                     -
09/11/04                                                     -
09/12/04                                                     -
09/13/04                                                     -
09/14/04                                                     -
09/15/04                                                     -
09/16/04                                                     -
09/17/04                                                     -
09/18/04                                                     -
09/19/04                                                     -
09/20/04                                                     -
09/21/04                                                     -
09/22/04                                                     -
09/23/04                                                     -
09/24/04                                                     -
09/25/04                                                     -
09/26/04                                                     -
09/27/04                                                     -
09/28/04                                                     -
09/29/04                                                     -
09/30/04                                                     -
                                                ---------------
Total Receipts                                     $140,670.00
                                                ===============

     Notes:
     ------
     1) Proceeds from liquidation of Florsheim Pacific (Hong Kong) operations.
     2) Accounts receivable collections, net of collection fees.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                              SEPTEMBER 30, 2004

                                                   Shaw Gussis
  Date                                           Preference Acct.
--------                                         ----------------
09/01/04                                               $     -
09/02/04                                                     -
09/03/04                                                     -
09/04/04                                                     -
09/05/04                                                     -
09/06/04                                                 75.57 1)
09/07/04                                                     -
09/08/04                                                     -
09/09/04                                                     -
09/10/04                                                     -
09/11/04                                                     -
09/12/04                                                     -
09/13/04                                                     -
09/14/04                                                     -
09/15/04                                                     -
09/16/04                                                     -
09/17/04                                                     -
09/18/04                                                     -
09/19/04                                                     -
09/20/04                                                     -
09/21/04                                                     -
09/22/04                                                     -
09/23/04                                                     -
09/24/04                                                     -
09/25/04                                                     -
09/26/04                                                     -
09/27/04                                                     -
09/28/04                                                     -
09/29/04                                                     -
09/30/04                                                     -
                                                ---------------
Total Receipts                                         $ 75.57
                                                ===============

         1) Interest income.

                     IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                       CASH RECEIPTS - SEPTEMBER 30, 2004

                                                    Shaw Gussis
  Date                                          Preference Acct.II
--------                                        ------------------
09/01/04                                           $         -
09/02/04                                                     -
09/03/04                                                     -
09/04/04                                                     -
09/05/04                                                     -
09/06/04                                                     -
09/07/04                                                     -
09/08/04                                                     -
09/09/04                                                     -
09/10/04                                                     -
09/11/04                                                     -
09/12/04                                                     -
09/13/04                                                     -
09/14/04                                                     -
09/15/04                                                     -
09/16/04                                            450,000.00 1)
09/17/04                                                     -
09/18/04                                                     -
09/19/04                                                     -
09/20/04                                                     -
09/21/04                                                     -
09/22/04                                                     -
09/23/04                                                     -
09/24/04                                                     -
09/25/04                                                     -
09/26/04                                                     -
09/27/04                                                     -
09/28/04                                                     -
09/29/04                                                     -
09/30/04                                                125.00 2)
                                                ---------------
Total Receipts                                     $450,125.00
                                                ===============

         1) Preference recovery.
         2) Employee restitution payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - SEPTEMBER 30, 2004




  DATE        CHECK NUMBER       PAYMENTS                        ASSOCIATED BANK
--------      ------------       --------                        ---------------
09/08/04           -          Bank fees                            $      65.00
09/08/04         Wire         DB Trust Company Americas              140,000.00
09/17/04         1242         F. Terrence Blanchard                    2,912.38
09/17/04         1243         Ben Alvendia                               150.00
09/17/04         1244         F. Terrence Blanchard                   28,000.00
                                                                  --------------
                              Total                                $ 171,127.38
                                                                  ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - SEPTEMBER 30, 2004


                                                                      Shaw Gussis
  Date       Check Number   Payments                              Preference Account II
--------     ------------   --------                              ---------------------
09/14/04         1104       Shaw Gussis Fishman                     $ 20,029.10
09/14/04         1105       F. Terrence Blanchard                      2,137.50
09/27/04         1106       Leslie T Welsh Inc.                        1,427.79
09/27/04         1107       Iron Mountain Record Management              274.03
09/27/04         1108       Logan & Company                              822.37


                                                                  --------------
                                                                    $ 24,690.79
                                                                  ==============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                                 SEPTEMBER 2004
BT COMMERCIAL CORPORATION
LOAN ACCOUNT

                                                                  POST-PETITION
                                                                      LOAN
  DATE                        PAYMENTS           BORROWINGS          BALANCE
---------                  ---------------    ---------------     --------------
OPENING BALANCE                                                   $7,052,679.88
09/01/04                     $          -                $ -       7,052,679.88
09/02/04                                -                  -       7,052,679.88
09/03/04                                -                  -       7,052,679.88
09/04/04                                -                  -       7,052,679.88
09/05/04                                -                  -       7,052,679.88
09/06/04                                -                  -       7,052,679.88
09/07/04                                -                  -       7,052,679.88
09/08/04                                -                  -       7,052,679.88
09/09/04                       140,000.00                  -       6,912,679.88
09/10/04                                -                  -       6,912,679.88
09/11/04                                -                  -       6,912,679.88
09/12/04                                -                  -       6,912,679.88
09/13/04                                -                  -       6,912,679.88
09/14/04                                -                  -       6,912,679.88
09/15/04                                -                  -       6,912,679.88
09/16/04                                -                  -       6,912,679.88
09/17/04                                -                  -       6,912,679.88
09/18/04                                -                  -       6,912,679.88
09/19/04                                -                  -       6,912,679.88
09/20/04                                -                  -       6,912,679.88
09/21/04                                -                  -       6,912,679.88
09/22/04                                -                  -       6,912,679.88
09/23/04                                -                  -       6,912,679.88
09/24/04                                -                  -       6,912,679.88
09/25/04                                -                  -       6,912,679.88
09/26/04                                -                  -       6,912,679.88
09/27/04                                -                  -       6,912,679.88
09/28/04                                -                  -       6,912,679.88
09/29/04                                -                  -       6,912,679.88
09/30/04                                -                  -       6,912,679.88
                           ---------------    ---------------
Total                        $ 140,000.00                $ -
                           ===============    ===============

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:   FLORSHEIM GROUP INC.       CASE NO.     02 B 08209
                -------------------------              ------------------


                          STATEMENT OF AGED RECEIVABLES

                               SEPTEMBER 30, 2004

ACCOUNTS RECEIVABLE:
                            Beginning of Month Balance                $ 344,228
                                                                  --------------

                            Add: Sales on Account                             -
                                                                  --------------

                            Less: Collections                              (670)
                                                                  --------------

                            Adjustments                                    (330)
                                                                  --------------

                            End of the Month Balance                  $ 343,228
                                                                  ==============

            Note - All accounts receivable are fully reserved.

                 0-30             31-60             61-90            OVER 90       END OF MONTH
                 DAYS              DAYS              DAYS             DAYS            TOTAL
            ----------------  ---------------   ---------------    --------------  --------------
                      $   -          $     -               $ -          $ 343,228       $ 343,228
            ================  ===============   ===============    ==============  ==============


                   ACCOUNTS PAYABLE AGING - SEPTEMBER 30, 2004

                   0-30             31-60             61-90            Over 90       End of Month
                   Days              Days              Days             Days            Total
              ----------------  ---------------   ---------------   --------------  --------------
   Wholesale          $ 8,488        $ (23,249)            $ 107        $ 498,914         484,260

   Retail                   -                -                 -           75,979          75,979

              ----------------  ---------------   ---------------   --------------  --------------
   Total              $ 8,488        $ (23,249)            $ 107        $ 574,893       $ 560,239
              ================  ===============   ===============   ==============  ==============


* The aging is driven off the original invoice date, which does not reflect receipt of goods or services and accordingly the invoice due date.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


      CASE NAME:   FLORSHEIM GROUP INC.        CASE NO.    02 B 08209
                --------------------------             -------------------


                                TAX QUESTIONNAIRE

                       FOR MONTH ENDED SEPTEMBER 30, 2004

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

                 1. Federal Income Taxes             Yes (x)           No (  )
                 2. FICA withholdings                Yes (x)           No (  )
                 3. Employee's withholdings          Yes (x)           No (  )
                 4. Employer's FICA                  Yes (x)           No (  )
                 5. Federal Unemployment Taxes       Yes (x)           No (  )
                 6. State Income Taxes               Yes (x)           No (  )
                 7. State Employee withholdings      Yes (x)           No (  )
                 8. All other state taxes            Yes (x)           No (  )

If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                        /s/ F. Terrence Blanchard
                                        --------------------------------------
                                        For the Debtor In Possession (Trustee)


                                        Print or type name and capacity of
                                        person signing this Declaration:

                                        F. Terrence Blanchard
                                        --------------------------------------

                                        President and Chief Financial Officer
                                        Florsheim Group Inc.
DATED:  October 13, 2004